UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2018 (February 1, 2018)
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

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200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	⃞

Item 7.01.  Regulation FD Disclosure.

On February 1, 2018, and as confirmed on February 5, 2018, the Florida Agency for Health Care Administration (AHCA) notified our Florida health plan, Molina Healthcare of Florida, Inc., that it was selected as a candidate to negotiate for the award of a managed care contract for Region 11 of the Florida Statewide Medicaid Managed Care Invitation to Negotiate (ITN). The start date for the new contract for Region 11, which includes Miami-Dade and Monroe counties, is scheduled for January 1, 2019. The ITN does not affect the Florida plan’s current Medicaid contract with AHCA, which runs through December 31, 2018. The ITN was originally issued on July 14, 2017, and our Florida health plan submitted its bid on October 31, 2017.  Contract awards under the ITN are expected to be issued by AHCA in April 2018.

Currently, the Florida health plan services eight of the eleven Regions, with statewide Medicaid membership of approximately 350,000 as of September 30, 2017, 59,000 of whom are in Region 11. Under the existing Medicaid contract, the aggregate Medicaid premium revenue of the Florida plan amounted to approximately $1.1 billion for the nine months ended September 30, 2017, or approximately 8% of our total premium revenue. The Florida health plan is seeking to understand the basis for AHCA’s preliminary selection of candidates under the ITN, and intends to take all appropriate actions to both protect its rights and ensure continuity of care for its members.

Note: The information furnished herewith pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This report contains “forward-looking statements” regarding our Florida health plan and its participation in the Florida ITN. All of our forward-looking statements are based on our current expectations that are subject to numerous risk factors that could cause actual results to differ materially, including, without limitation, risks related to: current uncertainties regarding the ITN and the basis for candidate selections, the negotiation process and the ultimate award of contracts, and potential protest filings by health plans. Additional information regarding the risk factors to which we are subject is provided in greater detail in our periodic reports and filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. These reports can be accessed under the investor relations tab of our company website or on the SEC’s website at www.sec.gov. Given these risks and uncertainties, we can give no assurances that our forward-looking statements will prove to be accurate, or that any other results or events projected or contemplated by our forward-looking statements will in fact occur, and we caution investors not to place undue reliance on these statements. All forward-looking statements in this report represent our judgment as of the date hereof, and we disclaim any obligation to update any forward-looking statements to conform the statement to actual results or changes in our expectations that occur after the date of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	February 6, 2018	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary